                                                                    EXHIBIT 10.9

                     REAL ESTATE VACANT LAND SALES CONTRACT

1. THE PARTIES: Buyer and Seller are collectively hereinafter referred to as the
"Parties" and individually as a "Party".

Buyer(s): AMPSKY & ASSOCIATES, LLC           Seller(s): WAUKEGAN, INC.

2. THE REAL ESTATE: The term "Real Estate" shall be defined to include the real property and all improvements thereon. Seller agrees to convey to Buyer or to
Buyer's designated grantee, the Real Estate described on Exhibit A attached to this Contract commonly known by the street address of: 801 Market Street,
Waukegan, Lake County, Illinois 60085.

3. PURCHASE PRICE: The Purchase price for the Real Estate is $100,000.00 and shall be paid by Buyer as follows: (i) initial earnest money of $30,000.00 by check delivered to Seller with the executed Contract, and the (ii) balance in accordance with Paragraph 18 hereof. The earnest money deposit shall be held by
Seller's attorney, Schulte Roth & Zabel, LLP (herein referred to as "Escrowee"), in trust for the mutual benefit of the Parties in a manner consistent with New
York State Law.

4. CLOSING: The closing under this Contract (the "Closing") shall take place on the date and at the location set forth in Paragraph 27 of the Rider attached hereto or at such time as is mutually agreed upon by the Parties in writing.

5. LEASED PROPERTY: Seller warrants that the Real Estate is not currently leased or that the current lease does not extend beyond closing, or contain options to purchase or rights of first refusal.

6. POSSESSION: Seller agrees to vacate and surrender possession of the Real
Estate at the Closing.

7. PRORATIONS: The general real estate taxes payable with respect to the Real
Estate shall be prorated as of the date on which the Closing occurs (the
"Closing Date") and to the extent that a bill from the taxing authority has not been provided will be based on 105% of the most recent ascertainable full year tax bill. All prorations shall be prorated as of the Closing Date and shall be final.

8. OTHER PROVISIONS: This Contract is subject to the GENERAL CONDITIONS and the following attachments: Exhibit A (Legal Description of the Real Estate); Exhibit
B (Rider); Exhibit C (Buyer's Articles of Organization); Exhibit D (Consent
Decree); Exhibit E (Environmental Indemnity and Assumption Agreement); Exhibit F
(Title Exceptions); Exhibit G (Notice of Violation); and Exhibit H (Settlement
Agreement).

                                      A-38

THIS DOCUMENT WILL BECOME A LEGALLY BINDING CONTRACT WHEN SIGNED BY ALL PARTIES
AND DELIVERED.

Date of Offer: June 3, 2004
               ---------------------------
Buyer:  AMPSKY & ASSOCIATES, LLC                 Seller:  WAUKEGAN, INC.

/s/ Yogesh Gandhi                                /s/ E.Johnathan Jackson
-------------------------------            -------------------------------------
Print:     Member                   Print: E. Jonathan Jackson, President and
                                           Chief Executive Officer

GENERAL CONDITIONS

9. INSPECTIONS: Seller agrees to allow Buyer's inspectors reasonable access to the Real Estate upon reasonable notice and to give Buyer's inspectors permission to perform tests of the Real Property if such inspections and the tests are reasonably necessary to satisfy the contingencies of this Contract. Buyer agrees to promptly provide copies of all such inspection and test reports to Seller.
Furthermore, Buyer agrees to promptly restore the Real Property to its original condition and agrees to be responsible for any damage occurring as a result of the performance of such inspections or tests. Seller authorizes Buyer's inspectors to take soil samples which may detect environmental contamination which may be required to be reported to the appropriate governmental authorities. Buyer agrees to hold harmless and indemnify Seller from any liability for the actions of Buyer's agents and representatives while conducting such inspections and tests on the property.

10. NOTICE: All notices required hereunder shall be in writing and shall be served by one Party or its attorney to the other Party or its attorney at the addresses set forth in Paragraph 35 of the Rider. Notice to any one of a multiple person Party shall be sufficient notice to all. Notice shall be given in the following manner:

         a.   By personal delivery of such notice; or

         b.   By mailing of such notice to the addresses recited herein by regular mail and by certified mail, return receipt requested.
              Except as otherwise provided herein, notice served by certified mail, shall be effective two (2) days after the date of mailing;
              or

         c.   By sending facsimile (fax) transmission. Notice shall be effective as of date and time of confirmed facsimile transmission, provided that any notice transmitted shall be sent on business days during business hours (9:00 am to 5:00 pm Central time). In the event fax notice is transmitted during non-business hours, the effective date and time of notice is the first hour of the first business day after transmission.

11. THE DEED: Seller shall convey or cause to be conveyed to Buyer, or Buyer's designee, good and merchantable title to the Real Estate by recordable Warranty
Deed, with release of homestead rights (or the appropriate deed if title is in trust or in an estate) (the "Deed"), and with real estate transfer stamps to be paid by Buyer. Title, when conveyed, will be good and valid, subject only to:
(a) general real estate taxes not due and payable at the time of closing; (b)
building, building lines and use or occupancy restrictions covenants and conditions of record; (c) zoning laws and ordinances; (d) visible public roads and highways and easements therefore; (e) easements for public utilities; (f)
drainage ditches, feeders, laterals and drain title, pipe and other conduit; (g)
existing leases and tenancies; (h) acts of Grantees; (i) title exceptions set forth in Schedule B of the Chicago Title Commitment #702208, a copy of which is attached hereto as Exhibit F.

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12. TITLE INSURANCE: At Buyer's expense, Buyer and Seller will cooperate with each other to deliver or cause to be delivered to Buyer or Buyer's attorney prior to Closing as evidence of title in Seller a title commitment for an ALTA title insurance policy with extended coverage by Chicago Title Insurance
Company, bearing a date on or subsequent to the Date of Acceptance of this
Contract, but issued not more than forth-five (45) calendar days prior to closing, in the amount of the purchase price, subject only to items listed in
Paragraph 11. The commitment for title insurance furnished by Seller will be conclusive evidence of good and merchantable title as therein shown, subject only to the exceptions therein stated. If the title commitment discloses unpermitted exceptions, or if the Plat of Survey shows any encroachment, which are not acceptable to the Buyer or lender, than Seller may have said exceptions or encroachments removed, or have the title insurer commit to insure against loss or damage that may be caused by such exceptions or encroachments. If Seller fails to have unpermitted exceptions removed or title insured over prior to closing, Buyer may elect to take the title as it then is, without reduction in the purchase price.

13. AFFIDAVIT OF TITLE: Seller shall furnish to the Buyer at closing an
Affidavit of Title covering the date of closing, and shall sign any other customary forms required for issuance of an ALTA Insurance Policy.

14. PERFORMANCE: In the event of default by Seller or Buyer, the Parties are free to pursue any legal remedies at law or in equity. The prevailing Party shall be entitled to collect reasonable attorney's fees and costs from the losing Party. There shall be no disbursement of earnest money (other than at the closing in accordance with the terms of this Contract) unless Escrowee has been provided written agreement from Seller and Buyer. Absent an agreement relative to the disbursement of earnest money within a reasonable period of time,
Escrowee may deposit funds with the Clerk of the Court by the filing of an action in the nature of interpleader. Escrowee shall be reimbursed from the earnest money for all costs, including reasonable attorney's fees, related to the filing of the interpleader action. Seller and Buyer will indemnify and hold
Escrowee harmless from any and all claims and demands.

15. TAKING OF REAL ESTATE PRIOR TO CLOSING: If prior to the delivery of the
Deed, the Real Estate shall be taken by condemnation or eminent domain, then
Buyer shall have the option of terminating this Contract and receiving a refund of earnest money as it sole remedy.

16. SELLER REPRESENTATIONS: Seller warrants and represents that he has not received written notice from any Governmental body of any (a) zoning, building, fire or health code violations that have not been corrected; (b) any pending rezoning; or (c) any special assessment proceedings affecting the Real Estate except for that Notice of Violation letter dated November 4, 2002 and follow-up letter dated May 27, 2003 from the City of Waukegan, a copy of which is attached hereto as Exhibit G. Seller has no knowledge of boundary line disputes or easements or claims of easements not shown by the public records.

17. SURVEY: Buyer shall obtain, at Buyer's expense, not later than one (1)
business day prior to the date of closing a current survey of the real property, dated no earlier than 30 days prior to the Date of Acceptance, certified as having been completed in accordance with the most recent survey standards adopted by ALTA/ACSM, to Buyer (or Buyer's assignee), the title company, and such other person as Buyer shall desire, showing (a) the boundaries of the property and all existing improvements located on such property, (b) all easements and other restrictions of record, (c) deminimis encroachments onto or from such portion of the property from or onto any neighboring real estate, (d)
no evidence of any utility or other easements not reflected in a record document delivered to Buyer or in the final plant, and (e) ingress and egress to public roads, the amount of gross acreage in the land and the net number of acres in the land exclusive of roads, highways, rights of way, fence line encroachments, drainage

                                      A-40

ditches, wetlands and railroad ties. Notwithstanding the foregoing, if and to the extent that the cost of the survey reasonably exceeds $7,500, then Seller shall pay or credit to Buyer at the Closing the amount by which the cost of such survey exceeds $7,500, as evidenced by the paid invoice of the surveyor who prepared such survey.

18. PURCHASE PRICE: The balance of the purchase price shall be paid as follows at Closing: $70,000.00 plus or minus prorations, and less Seller's expenses of sale, via certified check, official bank check or cashier's check, shall be paid to Seller unless otherwise directed by Seller upon 2 business days prior notice to Buyer.

19. ADDITIONAL DOCUMENTATION: This Contract is contingent and conditioned upon the following documents being fully-executed and delivered, and, in the case of the Consent Decree described below, logged with and entered by the appropriate
Circuit Court, either simultaneously herewith or at any time prior to the
Scheduled Closing Date (as defined in the Rider attached hereto):

         a.   Consent Decree, in the form attached hereto as Exhibit D, which
              Buyer agrees to enter in the appropriate Circuit Court promptly following the date hereof ;

         b.   Environmental Indemnity and Assumption Agreement made by Buyer in favor of Seller and Fansteel Inc., in the form attached hereto as
              Exhibit E; and

         c.   Settlement Agreement by and among the United States, reorganized
              Fansteel Inc., and Seller, substantially in the form attached hereto as Exhibit H, which Seller shall obtain promptly following the entry of the Consent Decree as described above.

Notwithstanding the execution and delivery by Buyer of the Environmental
Indemnity and Assumption Agreement described above, Buyer and Seller hereby agree that such agreement shall have no legal effect unless and until the
Closing occurs. In the event the above conditions are not satisfied on or prior to the Scheduled Closing Date, then the party that is not responsible for the satisfaction of such condition may terminate this Contract by giving written notice of such termination to the other party promptly following the Scheduled
Closing Date. If Seller is responsible for the failure of any of the foregoing conditions to occur, and Buyer elects to terminate this Contract pursuant to this Paragraph 19, then Escrowee shall promptly return to Buyer the earnest money deposited by Buyer with Escrowee.

20. GOVERNMENTAL COMPLIANCE: Parties agree to comply with the reporting requirements of Section 6045(e) and Section 1445 of the Internal Revenue Code
and the Real Estate Settlement Procedures Act of 1974, as amended.

21. INTENTIONALLY OMITTED.

22. BUSINESS DAYS: Business days are defined as Monday through Friday excluding
Federal Holidays.

23. LANGUAGE: If there is more than one Buyer, Seller or entity other than a natural person, the pronouns and grammatical structure shall be understood to conform.

O0O

                                      A-41

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Permanent Index Number:  08-28-400-044

Property Address:  801 Market Street, Waukegan, Illinois

PARCEL 1: ALL THAT PART OF A TRACT OF LAND IN THE SOUTH EAST 1/4 OF SECTION 28,
TOWNSHIP 45 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS
FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE EASTERLY RIGHT OF WAY
LINE OF THE CHICAGO AND NORTH WESTERN RAILWAY COMPANY WITH THE SOUTH LINE OF
SAID SECTION 28; THENCE NORTHERLY ALONG THE SAID EASTERLY RIGHT OF WAY LINE,
569.75 FEET; THENCE ALONG A LINE DEFLECTING 90 DEGREES RIGHT, 170 FEET; THENCE
ALONG A LINE DEFLECTING 81 DEGREES LEFT, 781 FEET TO THE POINT OF BEGINNING;
THENCE NORTHERLY ALONG SAID LAST DESCRIBED LINE EXTENDED, 99 FEET; THENCE ALONG
A LINE DEFLECTING 90 DEGREES RIGHT, 148.5 FEET, MORE OR LESS, TO THE WESTERLY
LINE OF A 30 FOOT ROADWAY; THENCE SOUTHERLY ALONG SAID WESTERLY LINE, 99.3 FEET;
AND THENCE WESTERLY, 148 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY,
ILLINOIS.

PARCEL 2: ALL THAT PART OF A TRACT OF LAND IN THE SOUTH EAST 1/4 OF SECTION 28,
TOWNSHIP 45 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS
FOLLOWS: COMMENCING AT THE FOLLOWING DESCRIBED POINT: COMMENCING AT A POINT IN
THE SOUTH LINE OF A 30 FOOT STRIP OF LAND TO BE USED IN COMMON WITH OTHERS AS A
ROADWAY, SAID POINT BEING 492 FEET SOUTH OF THE NORTH LINE OF THE SOUTH EAST 1/4
OF SECTION 28 AND 43.42 FEET EAST OF THE EAST LINE OF MARKET STREET EXTENDED
SOUTH; THENCE SOUTH 5 DEGREES WEST, 545 FEET FOR A POINT OF BEGINNING; THENCE
SOUTHERLY ALONG A LINE DEFLECTING 8 DEGREES 10 MINUTES TO THE RIGHT, 211 FEET;
THENCE ALONG A LINE DEFLECTING 90 DEGREES TO THE LEFT, 148.5 FEET TO THE
WESTERLY LINE OF A 30 FOOT ROADWAY TO BE USED IN COMMON WITH OTHERS; THENCE
NORTHERLY ALONG SAID WESTERLY LINE, 230.7 FEET; THENCE WESTERLY, 136 FEET TO THE
POINT OF BEGINNING, THE LAST DESCRIBED LINE FORMING AN INCLUDED ANGLE OF 90
DEGREES 10 MINUTES WITH THE FIRST DESCRIBED LINE, IN LAKE COUNTY, ILLINOIS.

PARCEL 3: ALL THAT PART OF A TRACT OF LAND IN THE SOUTH EAST 1/4 OF SECTION 28,
TOWNSHIP 45 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS
FOLLOWS: AND COMMENCING AT THE FOLLOWING DESCRIBED POINT; COMMENCING AT A POINT
IN THE SOUTH LINE OF A 30 FOOT STRIP OF LAND TO BE USED IN COMMON WITH OTHERS AS
A ROADWAY, SAID POINT BEING 492 FEET SOUTH OF THE NORTH LINE OF THE SAID SOUTH
EAST 1/4 OF SECTION 28 AND 43.42 FEET EAST OF THE EAST LINE OF MARKET STREET
EXTENDED SOUTH; THENCE SOUTH 5 DEGREES WEST, 545 FEET TO THE POINT OF BEGINNING
OF THIS DESCRIPTION; THENCE EASTERLY ALONG A LINE DEFLECTING 90 DEGREES LEFT,
136 FEET TO THE WESTERLY LINE OF A 30 FOOT ROADWAY TO BE USED IN COMMON WITH
OTHERS; THENCE NORTHERLY ALONG SAID WESTERLY LINE, 25 FEET; THENCE WESTERLY, 136
FEET TO A POINT 25 FEET

                                      A-42

NORTH OF THE POINT OF BEGINNING THE LAST DESCRIBED LINE FORMING AN INCLUDED
ANGLE OF 90 DEGREES WITH THE FIRST DESCRIBED LINE; THENCE SOUTH TO THE POINT OF
BEGINNING, IN LAKE COUNTY, ILLINOIS.

PARCEL 4: A TRACT OF LAND IN THE SOUTH EAST 1/4 OF SECTION 28, TOWNSHIP 45
NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT IN THE SOUTH LINE OF A 30 FOOT STRIP OF LAND TO BE USED IN
COMMON WITH OTHERS AS A ROADWAY, SAID POINT BEING 492 FEET SOUTH OF THE NORTH
LINE OF SAID SOUTH EAST 1/4 OF SECTION 28 AND 43.42 FEET EAST OF THE EAST LINE
OF MARKET STREET EXTENDED SOUTH; THENCE SOUTH 5 DEGREES WEST, 460 FEET TO THE
POINT OF BEGINNING; THENCE WESTERLY ALONG A LINE DEFLECTING 90 DEGREES RIGHT,
131.32 FEET; THENCE NORTHERLY ALONG A LINE DEFLECTING 88 DEGREES AND 58 MINUTES
RIGHT, 169.6 FEET; THENCE EASTERLY ALONG A LINE DEFLECTING 90 DEGREES RIGHT TO A
POINT IN THE FIRST DESCRIBED LINE; THENCE SOUTHERLY ALONG THE SAID FIRST
DESCRIBED LINE, 170.8 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY, ILLINOIS.

PARCEL 5: A TRACT OF LAND IN THE SOUTH EAST 1/4 OF SECTION 28, TOWNSHIP 45
NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: AND
COMMENCING AT THE FOLLOWING DESCRIBED POINT: COMMENCING AT THE POINT OF
INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF THE CHICAGO AND NORTHWESTERN
RAILWAY COMPANY WITH THE SOUTH LINE OF SAID SECTION 28; THENCE NORTHERLY ALONG
THE SAID EASTERLY RIGHT OF WAY LINE, 569.75 FEET; THENCE EASTERLY ALONG A LINE
DEFLECTING 90 DEGREES RIGHT, 170 FEET; THENCE NORTHERLY ALONG A LINE DEFLECTING
81 DEGREES LEFT, 1068.5 FEET TO THE POINT OF BEGINNING; THENCE NORTHERLY ALONG
THE LAST DESCRIBED LINE EXTENDED, 22.5 FEET; THENCE NORTHERLY ALONG A LINE
DEFLECTING 8 DEGREES AND 10 MINUTES LEFT. 85 FEET; THENCE WESTERLY ALONG A LINE
DEFLECTING 90 DEGREES LEFT, 131.32 FEET; THENCE SOUTHWESTERLY ALONG A LINE
DEFLECTING 63 DEGREES AND 59 MINUTES LEFT, 87.25 FEET; THENCE EASTERLY ALONG A
LINE DEFLECTING 106 DEGREES AND 11 MINUTES LEFT, 169.2 FEET TO THE POINT OF
BEGINNING, THE LAST DESCRIBED LINE FORMING AN INCLUDED ANGLE OF 88 DEGREES AND
13 MINUTES WITH THE FIRST DESCRIBED LINE, IN LAKE COUNTY, ILLINOIS.

PARCEL 6: A TRACT OF LAND IN THE SOUTH EAST 1/4 OF SECTION 28, TOWNSHIP 45
NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTH LINE OF A 30 FOOT STRIP OF LAND TO BE USED IN
COMMON WITH OTHERS AS A ROADWAY, SAID POINT BEING 492 FEET SOUTH OF THE NORTH
LINE OF THE SOUTH EAST 1/4 OF SAID SECTION 28 AND 43.42 FEET EAST OF THE EAST
LINE OF MARKET STREET, EXTENDED SOUTH; THENCE SOUTH 5 DEGREES WEST, 460 FEET;
THENCE WESTERLY ALONG A LINE DEFLECTING 90 DEGREES TO THE RIGHT, 131.32 FEET;
THENCE NORTHERLY ALONG A LINE DEFLECTING 88 DEGREES AND 58 MINUTES TO THE RIGHT,
448.1 FEET TO A POINT IN THE SOUTH LINE OF SAID 30 FOOT STRIP OF LAND TO BE USED
IN COMMON WITH OTHERS AS A ROADWAY EXTENDED WEST; THENCE EAST ALONG SAID SOUTH
LINE, 140 FEET TO THE POINT OF BEGINNING (EXCEPTING THEREFROM THAT PART THEREOF,
DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SAID TRACT; THENCE
WESTERLY ALONG THE SOUTH LINE OF SAID TRACT, 131.32 FEET TO THE SOUTHWEST CORNER
OF SAID TRACT; THENCE NORTHERLY ALONG THE WEST

                                      A-43

LINE OF SAID TRACT, A DISTANCE OF 169.6 FEET; THENCE EASTERLY ALONG A LINE
DEFLECTING 90 DEGREES RIGHT TO A POINT IN THE EAST LINE OF SAID TRACT; THENCE
SOUTHERLY ALONG THE EAST LINE OF SAID TRACT, A DISTANCE OF 170.8 FEET TO THE
POINT OF BEGINNING) AND ALSO (EXCEPTING THEREFROM THAT PART THEREOF, DESCRIBED
AS FOLLOWS: BEGINNING AT THE NORTHEAST CORNER OF THE TRACT FIRST DESCRIBED;
THENCE SOUTH 5 DEGREES WEST, 90 FEET; THENCE NORTHWESTERLY, 96.45 FEET TO A
POINT ON THE EAST LINE OF MARKET STREET, EXTENDED SOUTH AND IN THE SOUTH 30 FOOT
STRIP OF LAND ABOVE DESCRIBED, WHICH POINT IS 43.42 FEET WEST OF THE POINT OF
BEGINNING; THENCE EAST ALONG THE SOUTH LINE OF SAID 30 FEET STRIP OF LAND, 43.42
FEET TO THE POINT OF BEGINNING) AND ALSO (EXCEPTING A STRIP CONVEYED TO THE CITY
OF WAUKEGAN FOR ROADWAY FOR PURPOSES BY INSTRUMENT ACKNOWLEDGED MARCH 16, 1944),
IN LAKE COUNTY, ILLINOIS.

PARCEL 7: A TRACT OF LAND IN SECTION 28, TOWNSHIP 45 NORTH, RANGE 12, EAST OF
THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS, TO-WIT: COMMENCING AT A
POINT 492 FEET SOUTH OF THE NORTH LINE OF THE SOUTH EAST 1/4 OF SAID SECTION 28
AND 96.58 FEET WEST OF THE EAST LINE OF MARKET STREET, EXTENDED SOUTH; THENCE
SOUTH 3 DEGREES 58 MINUTES WEST, 43.5 FEET TO THE POINT OF BEGINNING; THENCE
SOUTH 3 DEGREES 58 MINUTES WEST ALONG THE LAST DESCRIBED LINE EXTENDED, 250
FEET; THENCE WESTERLY ALONG A LINE DEFLECTING 90 DEGREES TO THE RIGHT, 77 FEET;
THENCE SOUTHERLY ALONG A LINE DEFLECTING 90 DEGREES TO THE LEFT, 242.2 FEET;
THENCE WESTERLY ALONG A LINE DEFLECTING 86 DEGREES 28 MINUTES TO THE RIGHT,
132.23 FEET, MORE OR LESS, TO A POINT IN THE EASTERLY RIGHT OF WAY OF THE
CHICAGO AND NORTH WESTERN RAILWAY COMPANY; THENCE NORTHERLY ALONG SAID EASTERLY
LINE, 485.37 FEET, MORE OR LESS; THENCE EASTERLY ALONG A LINE DEFLECTING 85
DEGREES 44 MINUTES TO THE RIGHT, 208.44 FEET, MORE OR LESS, TO THE POINT OF
BEGINNING (EXCEPT THEREFROM ALL BUT THE EAST 12.5 FEET OF THAT PART THEREOF
DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF THE SAID TRACT;
THENCE NORTH ALONG THE EAST LINE OF SAID TRACT, A DISTANCE OF 86 FEET; THENCE
ALONG A LINE DEFLECTING 90 DEGREES TO THE LEFT, 132.4 FEET, MORE OR LESS, TO A
POINT IN THE EASTERLY RIGHT OF WAY LINE OF SAID CHICAGO AND NORTH WESTERN
RAILWAY COMPANY; THENCE SOUTHERLY ALONG THE WEST LINE OF SAID TRACT, 95.05 FEET,
MORE OR LESS, TO THE SOUTHWEST CORNER OF SAID TRACT; THENCE EASTERLY ALONG THE
SOUTH LINE OF SAID TRACT TO THE POINT OF BEGINNING OF SAID EXCEPTION), IN LAKE
COUNTY, ILLINOIS.

PARCEL 8: ALL THAT PART OF A TRACT OF LAND IN THE SOUTH EAST 1/4 OF SECTION 28,
TOWNSHIP 45 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS
FOLLOWS: COMMENCING AT A POINT 492 FEET SOUTH OF THE NORTH LINE OF THE SAID
SOUTH EAST 1/4 OF SECTION 28 AND 96.58 FEET WEST OF THE EAST LINE OF MARKET
STREET, EXTENDED SOUTH; THENCE SOUTH 3 DEGREES 58 MINUTES WEST, 293.5 FEET FOR A
POINT OF BEGINNING; THENCE SOUTH 3 DEGREES 58 MINUTES WEST ALONG THE LAST
DESCRIBED LINE EXTENDED, 154.6 FEET; THENCE SOUTHWESTERLY ALONG A LINE
DEFLECTING 27 DEGREES 3 MINUTES TO THE RIGHT, 95.85 FEET; THENCE WEST ALONG A
LINE DEFLECTING 59 DEGREES 32 MINUTES TO THE RIGHT, 33.8 FEET; THENCE NORTHERLY
ALONG A LINE DEFLECTING 93 DEGREES 40 MINUTES TO THE RIGHT 242.2 FEET; THENCE
EASTERLY ALONG A LINE DEFLECTING 90 DEGREES TO THE

                                      A-44

RIGHT, 77 FEET TO THE POINT OF BEGINNING, THE LAST DESCRIBED LINE FORMING AN
ANGLE OF 90 DEGREES WITH THE FIRST DESCRIBED LINE (EXCEPT THEREFROM THAT PART OF
THE ABOVE DESCRIBED TRACT: COMMENCING AT THE SOUTHWEST CORNER OF SAID TRACT AND
RUNNING THENCE NORTH ALONG THE WEST LINE OF SAID TRACT 86 FEET; THENCE EAST
ALONG A LINE DEFLECTING 90 DEGREES TO THE RIGHT 12.5 FEET; THENCE SOUTH PARALLEL
WITH THE WEST LINE OF AFORESAID TRACT TO A POINT IN THE SOUTH LINE OF SAID
TRACT; THENCE WEST ALONG THE SOUTH LINE OF SAID TRACT TO THE POINT OF
BEGINNING), IN LAKE COUNTY, ILLINOIS.

PARCEL 9: ALL THAT PART OF A TRACT OF LAND IN THE SOUTH EAST 1/4 OF SECTION 28,
TOWNSHIP 45 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS
BEGINNING AT A POINT IN THE WEST LINE OF MARKET STREET, 313 FEET SOUTH OF THE
NORTH LINE OF SAID SOUTH EAST 1/4; THENCE SOUTH ALONG THE SAID WEST LINE, 17
FEET; THENCE EAST, 5.42 FEET; THENCE SOUTH PARALLEL TO THE EAST LINE OF MARKET
STREET EXTENDED SOUTH, 162 FEET; THENCE WEST PARALLEL TO THE NORTH LINE OF SAID
QUARTER SECTION, 36 FEET; THENCE SOUTHERLY ALONG A LINE DEFLECTING 86 DEGREES 2
MINUTES LEFT, 43.5 FEET; THENCE WEST PARALLEL TO THE NORTH LINE OF SAID SOUTH
EAST 1/4 OF SAID SECTION, 208.44 FEET, MORE OR LESS, TO THE EASTERLY RIGHT OF
WAY LINE OF CHICAGO AND NORTH WESTERN RAILWAY COMPANY; THENCE NORTHERLY ALONG
SAID EAST LINE OF SAID RAILROAD, 223 FEET; THENCE EAST PARALLEL TO THE SAID
NORTH LINE OF SAID SOUTH EAST 1/4 OF SAID SECTION, 227.2 FEET, MORE OR LESS, TO
THE POINT OF BEGINNING, IN LAKE COUNTY, ILLINOIS.

PARCEL 10: ALL THAT PART OF A TRACT OF LAND IN THE SOUTH EAST 1/4 OF SECTION 28,
TOWNSHIP 45 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS
FOLLOWS:: COMMENCING AT A POINT IN THE SOUTH LINE OF A 30 FEET STRIP OF LAND TO
BE USED IN COMMON WITH OTHERS AS A ROADWAY SAID POINT BEING 492 FEET SOUTH OF
THE NORTH LINE OF SAID SOUTH EAST 1/4 OF SAID SECTION 28 AND 43.42 FEET EAST OF
THE EAST LINE OF MARKET STREET EXTENDED SOUTH; THENCE SOUTH 5 DEGREES WEST, 325
FEET FOR A POINT OF BEGINNING; THENCE SOUTH 5 DEGREES WEST ALONG THE LAST
DESCRIBED LINE EXTENDED, 220 FEET; THENCE EAST ALONG A LINE DEFLECTING 90
DEGREES TO THE LEFT, 166 FEET TO THE EAST LINE OF A 30 FOOT ROADWAY TO BE USED
IN COMMON WITH OTHERS; THENCE NORTHERLY ALONG SAID EASTERLY LINE 220 FEET;
THENCE WESTERLY 166 FEET TO THE POINT OF BEGINNING, WITH THE LAST DESCRIBED LINE
FORMING AN ANGLE OF 90 DEGREES WITH THE FIRST DESCRIBED LINE (EXCEPTING FROM THE
ABOVE DESCRIBED TRACT THE SOUTH 25 FEET THEREOF MEASURED AT RIGHT ANGLES TO THE
SOUTH LINE THEREOF) AND (EXCEPT THE WEST 15 FEET THEREOF), IN LAKE COUNTY,
ILLINOIS.

PARCEL 11: THAT PART OF SECTION 28, TOWNSHIP 45 NORTH, RANGE 12, EAST OF THE
THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT A POINT IN THE
SOUTH LINE OF A 30 FOOT STRIP OF LAND TO BE USED IN COMMON WITH OTHERS AS A
ROADWAY, SAID POINT BEING 492 FEET SOUTH OF THE NORTH LINE OF THE SAID SOUTH
EAST 1/4 OF SECTION 28 AND 43.42 FEET EAST OF THE EAST LINE OF MARKET STREET
EXTENDED SOUTH; THENCE SOUTH 5 DEGREES WEST, 90 FEET FOR A POINT OF BEGINNING;
THENCE SOUTH 5 DEGREES WEST ALONG THE LAST DESCRIBED LINE EXTENDED, 235 FEET;
THENCE EAST ALONG A LINE DEFLECTING 90 DEGREES TO THE LEFT, 166 FEET TO THE

                                      A-45

EASTERLY LINE OF A 30 FOOT ROADWAY TO BE USED IN CONNECTION WITH OTHERS; THENCE
NORTH ALONG SAID EASTERLY LINE, 248.76 FEET, MORE OR LESS; THENCE WESTERLY,
151.75 FEET, MORE OR LESS, TO THE POINT OF BEGINNING, THE LAST DESCRIBED LINE
FORMING AN INCLUDED ANGLE OF 95 DEGREES WITH THE FIRST DESCRIBED LINE (EXCEPTING
THAT PART OF SAID PREMISES CONVEYED TO THE CITY OF WAUKEGAN AND USED FOR AN
EXTENSION OF MARKET STREET BY DOCUMENT 550331), IN LAKE COUNTY, ILLINOIS.

PARCEL 12: EASEMENT FOR INGRESS AND EGRESS FOR ROAD PURPOSES, OVER THE EAST 12.5
FEET OF THAT PART EXCEPTED FROM PARCEL 7 AFORESAID; FOR THE BENEFIT OF PARCELS
7, 8 AND 9 AFORESAID, AS RESERVED IN THE QUIT CLAIM DEED MADE BY VASCOLOY-RAMET
CORPORATION, A DELAWARE CORPORATION, TO WAUKEGAN PAINT AND LACQUER COMPANY., AN
ILLINOIS CORPORATION, DATED NOVEMBER 6, 1952 AND RECORDED NOVEMBER 14, 1952 AS
DOCUMENT 774353, AND AS CONTAINED IN GRANTS RECORDED OCTOBER 8, 1952 AS
DOCUMENTS 771236 AND 771238, IN LAKE COUNTY, ILLINOIS

PARCEL 13: EASEMENT FOR INGRESS AND EGRESS FOR ROAD PURPOSES, OVER THAT PART
EXCEPTED FROM PARCEL 8 AFORESAID FOR THE BENEFIT OF PARCELS 7, 8 AND 9
AFORESAID, AS RESERVED IN THE QUIT CLAIM DEED MADE BY VASCOLOY-RAMET
CORPORATION, A DELAWARE CORPORATION, TO WAUKEGAN PAINT AND LACQUER COMPANY, AN
ILLINOIS CORPORATION, DATED NOVEMBER 6, 1952 AND RECORDED NOVEMBER 14, 1952 AS
DOCUMENT 774551 AND AS CONTAINED IN GRANT RECORDED OCTOBER 8, 1952 AS DOCUMENT
771238, ALL IN LAKE COUNTY, ILLINOIS.

PARCEL 14: THAT PART OF THE SOUTH EAST 1/4 OF SECTION 28, TOWNSHIP 45 NORTH,
RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING
AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF CHICAGO NORTHWESTERN
RAILROAD COMPANY WITH THE SOUTH LINE OF SAID SECTION 28; THENCE NORTHERLY ALONG
THE EASTERLY RIGHT OF WAY LINE OF SAID RAILROAD, 569.75 FEET; THENCE EASTERLY
ALONG A LINE DEFLECTING 90 DEGREES TO THE RIGHT, 170 FEET; THENCE NORTHERLY
ALONG A LINE DEFLECTING 81 DEGREES LEFT, 234.2 FEET FOR THE POINT OF BEGINNING;
THENCE CONTINUING NORTHERLY ALONG LAST DESCRIBED LINE EXTENDED, 834.3 FEET;
THENCE WESTERLY ALONG A LINE DEFLECTING 88 DEGREES 13 MINUTES TO THE LEFT, 169.2
FEET; THENCE SOUTHWESTERLY ALONG A LINE DEFLECTING 73 DEGREES 49 MINUTES TO THE
LEFT, 8.6 FEET; THENCE SOUTHWESTERLY ALONG A LINE DEFLECTING 2 DEGREES 1 MINUTES
TO THE RIGHT, 126.3 FEET; THENCE WESTERLY ALONG A LINE DEFLECTING 61 DEGREES 20
MINUTES TO THE RIGHT, 105.3 FEET TO A POINT IN THE EASTERLY RIGHT OF WAY LINE OF
THE CHICAGO AND NORTHWESTERN RAILROAD COMPANY, AND FORMING AN ANGLE OF 90
DEGREES WITH THE SAID EASTERLY RIGHT OF WAY LINE; THENCE SOUTHERLY ALONG SAID
EASTERLY RIGHT OF WAY LINE, 738.7 FEET; THENCE EASTERLY ALONG A LINE AT RIGHT
ANGLES TO SAID EASTERLY RIGHT OF WAY LINE, 206.6 FEET

PARCEL 15: EASEMENT FOR INGRESS AND EGRESS FOR ROAD PURPOSES FOR THE BENEFIT OF
NORTHERLY PORTION OF PARCEL 14 OVER AND ACROSS THE SOUTH 12 FEET AND THE
EASTERLY 12 FEET OF THE FOLLOWING DESCRIBED PARCEL OF LAND IN THE SOUTH EAST 1/4
OF SECTION 28, TOWNSHIP 45 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN;
BEGINNING AT A POINT IN THE

                                      A-46

EASTERLY RIGHT OF WAY LINE OF THE CHICAGO AND NORTH WESTERN RAILWAY WHITING IS
1539.75 FEET NORTHERLY FROM ITS INTERSECTION WITH THE SOUTH LINE OF THE SOUTH
EAST 1/4 OF SECTION 28 AFORESAID; THENCE EAST AT RIGHT ANGLES TO THE RIGHT OF
WAY LINE OF SAID RAILWAY 105.3 FEET; THENCE NORTHEASTERLY ON A DEFLECTION OF 61
DEGREES 20 MINUTES MEASURED FROM EAST TO NORTHEAST FROM THE LAST DESCRIBED LINE
EXTENDED, A DISTANCE OF 126.30 FEET; THENCE SOUTHWESTERLY 166 FEET TO A POINT ON
THE EASTERLY RIGHT OF WAY LINE OF THE AFORESAID RAILWAY WHITING IS 100 FEET
NORTHERLY FROM THE POINT OF BEGINNING OF THE PARCEL HEREWITH DESCRIBED; THENCE
SOUTHERLY ALONG SAID LINE 100 FEET TO THE POINT OF BEGINNING, AS CREATED BY
GRANTS FROM WAUKEGAN PAINT AND LACQUER COMPANY, AN ILLINOIS CORPORATION, TO
VASCOLOY-RAMET CORPORATION, A DELAWARE CORPORATION, DATED NOVEMBER 7, 1952 AND
RECORDED NOVEMBER 21, 1952 AS DOCUMENT 775285 AND DATED OCTOBER 6, 1952 AND
RECORDED OCTOBER 8, 1952 AS DOCUMENT 771239, IN LAKE COUNTY, ILLINOIS.

                                      A-47

                                    EXHIBIT B

                                      RIDER

         This Rider is a part of that certain Real Estate Vacant Land Sales
Contract dated as of May 31, 2004 (the "Contract"), by and between Waukegan,
Inc., a Delaware corporation (hereinafter referred to as "Seller"), and Ampsky &
Associates, LLC, an Illinois limited liability company (hereinafter referred to as "Buyer"), and relates to the property commonly known as 801 Market Street,
Waukegan, Lake County, Illinois (hereinafter referred to as the "Property").

         24. Any inconsistencies between this Rider and the Real Estate Vacant
Land Sales Contract to which it is attached shall be resolved in favor of this
Rider.

         25. Buyer and Seller each represents and warrants to the other that it has not dealt with any broker (including any "listing broker", "cooperating broker", or "real estate broker" referred to in the printed portion of this
Contract), finder or like entity in connection with this Contract and that, to the best of its knowledge and belief, no broker, finder or like entity procured or negotiated this Contract or is entitled to any fee or commission in connection herewith. Each party hereto agrees to indemnify, defend and hold the other harmless from and against any and all claims, causes of action, losses, costs, expenses, damages or liabilities, including reasonable attorneys' fees and disbursements, which the other may sustain, incur or be exposed to, by reason of any claim or claims by any broker, finder or other person for fees, commissions or other compensation arising out of the transactions contemplated in this Contract if such claim or claims are based in whole or in part on dealings or agreements with the indemnifying party. The obligations and representations and warranties contained in this Paragraph 25 shall survive the termination of this Contract and the Closing.

         26. The earnest money deposit to be paid by Buyer under Paragraph 3 of the Contract (the "Deposit") shall be held for the mutual benefit of the parties by the attorneys for the Seller, Schulte Roth & Zabel LLP, as "Escrowee".

         27. Subject to the provisions of Paragraph 19 hereof, the Closing shall occur in escrow on or before June 21, 2004 (the "Scheduled Closing Date"). The actual date on which the Closing occurs is referred to herein as the "Closing
Date". All closing documents and monies shall be delivered to the Chicago Title
Insurance Company located in Lake County, Illinois (the "Title Company") on or before the Closing Date. The Title Company shall disburse items in accordance with a separate escrow agreement acceptable to the Parties.

         28. On the Closing Date, Buyer shall take the Property in its present condition, "as is", "where is" and "with all faults" (whether detectable or not). Buyer acknowledges and agrees that neither Seller, nor its employees and representatives, nor any other person has made any representation, warranty or covenant, express or implied, with respect to the Property, the fitness, merchantability, suitability or adequacy of the Property for any particular purpose, any Environmental Conditions (as hereinafter defined) at or with respect to the Property, the site or physical conditions applicable to or with respect to the Property, the zoning regulations or other governmental requirements or laws applicable to or with respect to the Property, or any other matters affecting the use, operation or condition of or with respect to the
Property.

                                      B-1

         29. (a) Without limiting the provisions of Paragraph 28 hereof, Buyer acknowledges that (i) it has been provided with the opportunity to perform environmental due diligence on the Property, (ii) it is taking the Property in its present "as is" and "where is" condition with respect to known and unknown
Environmental Conditions at or with respect to the Property, and (iii) Buyer has not relied, and is not relying, upon any information, document, statement, representation, guarantee, covenant or warranty (whether express or implied, oral or written, material or immaterial) that may have been provided to Buyer by or on behalf of Seller or Fansteel Inc., predecessor-in-interest to Seller
("Fansteel Inc.").

         (b) Buyer hereby releases and holds harmless Seller and Fansteel Inc., their respective officers, directors, employees, shareholders, agents, successors and assigns, from and against any Environmental Liabilities (as hereinafter defined) associated with the Property, and waives any and all contractual, statutory or common law rights and remedies it may have against
Seller and/or Fansteel Inc. for any known or unknown Environmental Liabilities.

         (c) Buyer hereby assumes all known and unknown Environmental
Liabilities arising from or otherwise in connection with the Property and agrees to perform any and all Remedial Actions that may be required under Environmental
Laws (as hereinafter defined) in connection with any such Environmental
Liabilities.

         (d) Buyer shall execute and deliver to Seller simultaneously herewith the Environmental Indemnity and Assumption Agreement attached hereto as Exhibit
E whereby Buyer agrees to indemnify, defend, protect and hold harmless each of
Seller and Fansteel Inc., their respective employees, agents, successors and assigns, from and against any and all Environmental Liabilities arising from or otherwise in connection with the Property, including, without limitation, the failure of Buyer to complete the cleanup of the Property to the satisfaction of the Illinois Environmental Protection Agency (the "IEPA") and otherwise in accordance with the Site Remediation Program (the "SRP") and all applicable
Environmental Laws, as and to the extent set forth in such Environmental
Indemnity and Assumption Agreement. Buyer's obligation to indemnify Seller and
Fansteel Inc. shall survive the Closing; provided, however, that Buyer's indemnity obligations hereunder and under such Environmental Indemnity and
Assumption Agreement shall terminate upon the earlier to occur of the following:
(i) delivery by Buyer to Seller and Fansteel Inc. of written documentation evidencing that Buyer has expended $1,250,000.00 million in Remedial Action costs, or (ii) delivery by Buyer to Seller and Fansteel Inc. of a No Further
Remediation letter for the Property letter or its equivalent from the IEPA, the
City of Waukegan, Illinois, or any other governmental authority asserting jurisdiction over Environment Conditions at the Property.

         (e) Buyer's obligations under this Contract to purchase the Property from Seller, and Seller's obligation to sell is expressly contingent upon the following conditions being satisfied prior to the Closing Date:

              (i)       Buyer shall enter into a consent decree (a form of which
                        is attached hereto as Exhibit D) with the City of
                        Waukegan that shall be approved by the Lake County
                        Circuit Court committing the Buyer to remediate the
                        Property up to a cost of $1.25 million (the

                                      B-2

                        "Waukegan Consent Decree"), and shall be acceptable to
                        the United States of America;

              (ii)      Buyer shall procure and deliver to the City of Waukegan
                        (the "City") a standby letter of credit for the benefit
                        of the City in the amount of $1.25 million as financial
                        assurance for the remediation of the Property in form
                        acceptable to the City and in form acceptable to the
                        United States of America;

              (iii)     Seller shall enter into an agreement in the form of
                        Exhibit H with United States of America and Fansteel
                        Inc. whereby the obligations of Seller and Fansteel Inc.
                        set forth in the December 23, 2003 order of the United
                        States District Court for the District of Delaware (the
                        "Confirmation Order") confirming the Second Amended
                        Joint Reorganization Plan of Fansteel Inc. and
                        Subsidiaries" dated December 23, 2003 (the "Plan") shall
                        be deemed to have been satisfied so that neither
                        Fansteel Inc. nor Seller, respectively, shall have any
                        further payment obligations under the WI Note (as
                        defined in the Plan) which shall be deemed immediately
                        cancelled and extinguished, shall not have any remedial
                        or post-remedial obligations with respect to the
                        Property, and Fansteel Inc. shall have no further
                        obligation to turn over any of its Net Insurance
                        Proceeds (as defined in the Plan) relating to the
                        Property.

         As used in this Paragraph 29, the following terms shall have the following meanings:

              "Environmental Claims" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any governmental agency, department, bureau, office or other authority, or any third party involving violations of Environmental Laws or Releases of
    Hazardous Substances at or from the Property.

              "Environmental Conditions" mean violations of Environmental Laws or the presence of Hazardous Substances in soil, subsurface, surface water, or groundwater on, in, under, or from the Property in concentrations that exceed applicable cleanup standards.

              "Environmental Laws" includes the Comprehensive Environmental
    Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq.,
    as amended; the Resource Conservation and Recovery Act ("RCRA), 42 U.S.C.
    6901 et seq., as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq., as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., the
    Illinois Environmental Protection Act, 415 ILCS 5 et seq., and any other federal, state,

                                      B-3

    local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment.

              "Environmental Liabilities" means any monetary obligations, losses, liabilities (including strict liability), damages, costs and expenses (including all reasonable out-of-pocket fees, disbursements and expenses of counsel, out-of-pocket expert and consulting fees and out-of-pocket costs for environmental site assessments, remedial investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any Environmental Action filed by any
    Governmental Authority or any third party which relate to any violations of
    Environmental Laws, Remedial Actions, Releases or threatened Releases of
    Hazardous Substances at or from the Property, personal injury (including wrongful death) or property damage (real or personal) arising out of exposure to Hazardous Substances used, handled, generated, or disposed at the Property or migrating from the Property.

              "Hazardous Substances" means any substance or material that is defined, listed or otherwise regulated as a hazardous substances, hazardous waste, pollutant, contaminant, toxic waste, toxic substance, extremely hazardous substance or chemical or words of similar import, including, without limitation, petroleum and petroleum products, polychlorinated biphenyls, and asbestos-containing materials

              "Release" means any spilling, leaking, pumping, emitting,
    emptying, discharging, injecting, escaping, leaching, migrating, dumping, or disposing of Hazardous Substances (including the abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous
    Substances) into the soil or groundwater at the Property.

              "Remedial Action" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, investigate, assess, evaluate or in any other way address Hazardous Substances in the indoor or outdoor environment;
    (ii) prevent or minimize a Release or threatened Release of Hazardous
    Substances so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by the Illinois
    Environmental Protection Act.

              (f) Buyer acknowledges and agrees that Fansteel Inc. is a
    third-party beneficiary of and is entitled to enforce the provisions of this
    Paragraph 29.

         30. Buyer expressly acknowledges and agrees that the transaction contemplated by this Contract is an "all cash" transaction and that Buyer's obligations hereunder are not in any way conditioned upon or qualified by
Buyer's ability to obtain financing to consummate the purchase of the Property.

                                      B-4

         31. Except as otherwise expressly provided herein, Buyer's acceptance of the Deed shall be deemed a discharge of all of the obligations of Seller hereunder and all of Seller's representations, warranties, covenants and agreements herein shall merge in the documents and agreements executed at the
Closing and shall not survive the Closing, except for those obligations of
Seller which are expressly stated in this Contract to survive the Closing

         32. Buyer shall take title to and only to the exceptions raised in
Chicago Title Insurance Company Title Commitment #702208, which exception are set forth on Exhibit F attached hereto.

         33. Buyer's obligation under this Contract to purchase the Property from Seller is expressly contingent upon Chicago Title Insurance Company ("Title
Company") providing the following endorsements, at Buyer's sole expense, in
Commitment #702208:

            o Access Endorsement

            o Contiguity Endorsement

         In the event that either or both of the above endorsements will not be provided by the Title Company, Buyer may, at Buyer's sole election, terminate this Contract with all earnest money returned to Buyer.

         34. Buyer represents that a true and complete copy of the Articles of
Organization of Ampsky & Associates, LLC, is attached hereto as Exhibit C.

         35. Any notice required to be delivered to Seller shall be delivered to
Seller at Number One Tantalum Place, North Chicago, Illinois 60064 with a copy to Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, Attn:
Jeff Sabin, Esq. Any notice required to be deliver to Buyer shall be delivered to Buyer at 545 N. Mayflower Road, Lake Forest, Illinois 60045.

         36. This Contract shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Except as provided in Paragraph 29, none of the provisions of this Agreement shall be for the benefit of or enforceable any person or entity other than the parties hereto.
Fansteel Inc. is executing this Contract solely for the purpose of consenting to the sale of the Real Estate by Waukegan Inc. pursuant to the terms hereof, which consent is hereby granted in consideration of the Buyer's indemnity and release of Fansteel Inc. pursuant to the provisions of Paragraph 29 and the
Environmental Indemnity and Assumption Agreement described in Paragraph 19 hereof.

         37. This Contract may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                                      B-5

         IN WITNESS WHEREOF, the parties hereto have executed this Rider as of
May ___, 2004.

SELLER:                                BUYER:

WAUKEGAN, INC.,                        AMPSKY & ASSOCIATES, LLC,
a Delaware corporation                 a ______________limited liability company

By: /s/ E. Jonathan Jackson            By: /s/ Yogesh Gandhi
    -----------------------                -----------------------
    E. Jonathan Jackson                    Name:   Member

AGREED with respect to Paragraphs 29 and 36 only:

FANSTEEL, INC.
a Delaware corporation

By: /s/  R. Michael McEntee
    ---------------------------
    R. Michael McEntee

                                      B-6